UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 28, 2009

HERCULES OFFSHORE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-51582 (Commission File Number)	56-2542838 (IRS Employer Identification No.)

Greenway Plaza 9, Suite 2200 Houston, Texas (Address of principal executive offices)	77046 (Zip Code)
Registrant’s telephone number, including area code: (713) 350-5100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On April 28, 2009, Hercules Offshore, Inc. (“Hercules”) issued a press release reporting its first quarter 2009 earnings. The press release is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.
     The information furnished pursuant to Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed by Hercules under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.
Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On April 22, 2009, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Hercules Offshore, Inc. (the “Company”) approved a ten percent reduction in the base salary for each of John T. Rynd, Chief Executive Officer and President, Lisa W. Rodriguez, Senior Vice President and Chief Financial Officer, James W. Noe, Senior Vice President, General Counsel, Chief Compliance Officer and Secretary, Terrell L. Carr, Vice President, Worldwide Operations, and Todd A. Pellegrin, Vice President, Worldwide Liftboat Operations. These salary reductions were made at the request of each of Mr. Rynd, Ms. Rodriguez, Mr. Noe, Mr. Carr, and Mr. Pellegrin, and such reductions will be effective on May 1, 2009. The salary reductions will not be taken into account for the purpose of severance or change of control calculations.
     In connection with these salary reductions, Mr. Rynd, Ms. Rodriguez, Mr. Noe, Mr. Carr, and Mr. Pellegrin each executed waivers of their respective employment agreements (the “Waivers”). The Waivers provide that the salary reductions will not be considered “good reason” for termination by such executive officers under their employment agreements. In addition, the Waivers provide that these executive officers waive the provision in their employment agreements that provide that their salaries will not be less than the amounts stated in their respective employment agreements. The Waivers for Mr. Rynd, Ms. Rodriguez, Mr. Noe, Mr. Carr, and Mr. Pellegrin are attached hereto as exhibits 10.1, 10.2, 10.3, 10.4, and 10.5 respectively.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit 10.1 Waiver of Executive Employment Agreement between the Company and John T. Rynd, dated April 27, 2009.

Exhibit 10.2 Waiver of Executive Employment Agreement between the Company and Lisa W. Rodriguez, dated April 27, 2009.

Exhibit 10.3 Waiver of Executive Employment Agreement between the Company and James W. Noe, dated April 27, 2009.

Exhibit 10.4 Waiver of Executive Employment Agreement between the Company and Terrell L. Carr, dated April 27, 2009.

Exhibit 10.5 Waiver of Executive Employment Agreement between the Company and Todd A. Pellegrin, dated April 27, 2009.

Exhibit 99.1 Press release issued by Hercules dated April 28, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERCULES OFFSHORE, INC.
Date: April 28, 2009	By:	/s/ Lisa W. Rodriguez
Lisa W. Rodriguez
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

No.	Description
10.1	Waiver of Executive Employment Agreement between the Company and John T. Rynd, dated April 27, 2009.

10.2	Waiver of Executive Employment Agreement between the Company and Lisa W. Rodriguez, dated April 27, 2009.

10.3	Waiver of Executive Employment Agreement between the Company and James W. Noe, dated April 27, 2009.

10.4	Waiver of Executive Employment Agreement between the Company and Terrell L. Carr, dated April 27, 2009.

10.5	Waiver of Executive Employment Agreement between the Company and Todd A. Pellegrin, dated April 27, 2009.

99.1	Press release issued by Hercules dated April 28, 2009.